UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 17, 2023

Date of Report (Date of earliest event reported)

U-Haul Holding Company

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

N/A

_____________________________________________________________________________

(Former Name, Former Address, and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	New York Stock Exchange
Common Stock, $0.001 par value	UHAL.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On August   17,   2023, U-Haul Holding Company   (the “Company”)   held its 2023   Annual Meeting of Stockholders. At such meeting   our stockholders voted upon and approved:   (i) the election of   Edward J. Shoen, James E. Acridge, John P. Brogan, James J. Grogan, Richard J. Herrera, Karl A. Schmidt, Roberta R. Shank and   Samuel J. Shoen   as directors of the Company,   to serve until the 2024   Annual Meeting of Stockholders   of the Company (“Proposal 1”); (ii) an advisory vote to approve the compensation paid to the Company’s Named Executive Officers as disclosed in the proxy statement (“Proposal 2”); and (iii) a proposal received from   Company stockholder proponents   to ratify and affirm the decisions and actions taken by the Board   of Directors   and   executive   officers   of the Company, with respect to U-Haul Holding Company, its subsidiaries,   and its   various constituencies, for the   fiscal year ended   March 31, 2023 (“Proposal 3“).

The following table sets forth the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each matter voted on at the 2023 Annual Meeting of Stockholders of the Company.

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Proposal 1
Edward J. Shoen	14,540,549	-	1,484,542	-	-
James E. Acridge	15,714,547	-	310,544	-	-
John P. Brogan	13,745,862	-	2,279,229	-	-
James J. Grogan	13,959,267	-	2,065,824	-	-
Richard J. Herrera	15,796,418	-	228,673	-	-
Karl A. Schmidt	15,804,736	-	220,355	-	-
Roberta R. Shank	13,959,733	-	2,065,358	-	-
Samuel J. Shoen	14,669,532	-	1,355,559	-	-

Proposal 2	15,747,622	260,913	-	16,556	-

Proposal 3	12,870,513	2,135,282	-	1,019,296	-

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2023

U-Haul Holding Company

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer